UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) February 28, 2007

                            SOUTH TEXAS OIL COMPANY
              (Exact name of Registrant as specified in charter)


            Nevada                  0-50732              74-2949620
-----------------------------     -----------         ----------------
(State or other jurisdiction      (Commission         (I.R.S. Employer
       of incorporation)          File Number)         Identification)

2802 Flintrock Trace, Suite 252, Austin, TX                78738
-------------------------------------------              ----------
(Address of principal executive offices)                 (Zip Code)

                 (512)371-4152 (Telephone) (512)263-5046 (Fax)
                  -------------------------------------------
                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under  the  Securities  Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant  to  Rule  14a-12  under the  Exchange  Act
     (17 CFR 240.14a-12)

[  ] Pre-commencement   communications  pursuant  to  Rule 14d-2(b)  under  the
     Exchange Act (17 CFR 40.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))


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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01    Changes in Registrant's Certifying Accountant.

Previous Independent Accountant

(i)    On  February  8,  2007   the  Registrant's  independent  auditor,  Larry
O'Donnell, CPA, P.C. ("Larry O'Donnell, CPA") was dismissed.

(ii) The reports of Larry O'Donnell, CPA as of and for the years ended December 31, 2005 and 2004, did not contain any adverse opinion or disclaimer of opinion.

(iii) The Board of Directors has approved the dismissal of Larry O'Donnell, CPA.

(iv) During the fiscal years ending December 31, 2005 and 2004, and during the subsequent interim periods through the date of the dismissal, there were no disagreements with Larry O'Donnell, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

(v) Larry O'Donnell, CPA has not advised the Company of any events described in Item 304(a)(1)(iv)(B) 1 through 3 of Regualation S-B that occurred during the fiscal year ended December 31, 2005 and the periods preceding such change.

(2)    New Independent Accountants

The Registrant engaged Causey Demgen & Moore, Inc. as its independent auditors to provide the requisite audit services for the Company. This firm commenced its engagement effective February 8, 2007 as requested and approved by the Company's Board of Directors. The Registrant did not consult with Causey Demgen & Moore, Inc. on any matter at any time prior to the engagement.

(3)    See attached letter from Larry O'Donnell, CPA filed as Exhibit 16.


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2007, South Texas Oil named Marlene Hutcheson as Chief Financial Officer. Marlene Hutcheson is a licensed CPA in the State of Nevada. Ms. Hutcheson completed her undergraduate studies at Arizona State University in December 1994 and earned her Master of Business Administration from University of Phoenix in June 2002.

Ms. Hutcheson's professional experience includes work in public accounting as well in private industry. Ms. Hutcheson worked for two different public accounting firms in Las Vegas, Nevada from February 2000 through May 2004. She then served as assistant controller for one of the nation's largest custom electronic display manufacturers from May 2004 through February 2006. Ms. Hutcheson returned to public accounting in February 2006 and currently serves as an audit manager of a CPA firm in Henderson, Nevada.

Ms. Hutcheson has never been a party any transaction or series of transactions with the registrant involving an amount in excess of $60,000 and no such transaction is, or series of transactions are, currently proposed.

A copy of the employment contract between South Texas Oil and Ms. Hutcheson is attached.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  Financial Statements and Exhibits.

     (a) Financial Statements.

	     Not applicable.

     (b) Pro Forma Financial Information.

             Not applicable.

     (c) Exhibits

Exhibit Number      Description

Letter from Larry O'Donnell, CPA, P.C., regarding change in certifying accountant.

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          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2007

               South Texas Oil Company

               By: /s/ Murray N. Conradie
               -----------------------------
               Murray N. Conradie, Chief Executive Officer